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                                                                    EXHIBIT 10.3

                                    MORTGAGE



         THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES, FIXTURE FILING AND FINANCING STATEMENT ("Mortgage") is made and granted this 28th day of April, 1998, by TALON AUTOMOTIVE GROUP, INC., a Michigan corporation, whose address is 900 Wilshire, Suite 203, Troy, Michigan 48084("Mortgagor"), and COMERICA BANK, a Michigan banking corporation, as Agent under the Credit Agreement (defined below), whose address is Comerica Tower at Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226 ("Mortgagee").

         Mortgagor is or may become indebted to Mortgagee in the amount of ONE HUNDRED MILLION DOLLARS ($100,000,000) pursuant to that certain Credit Agreement of even date herewith between Mortgagor, certain other Borrowers, Mortgagee and the Banks from time to time party thereto (the "Credit Agreement") and various promissory notes and letter of credit agreements executed or to be executed pursuant to the Credit Agreement the ("Notes"). The principal and interest on the Notes are payable in accordance with their respective terms.

         THIS MORTGAGE SECURES FUTURE ADVANCES AND IS A FUTURE ADVANCE MORTGAGE UNDER ACT 348 OF THE PUBLIC ACTS OF 1990 (MCLA 565.901 ET SEQ.). THE MAXIMUM PRINCIPAL AMOUNT EXCLUDING PROTECTIVE ADVANCES, THAT MAY BE SECURED BY THIS MORTGAGE IS ONE HUNDRED MILLION DOLLARS ($100,000,000).

                                 GRANTING CLAUSE

         In order to secure payment of the Indebtedness (hereinafter defined) and the performance of the covenants, terms and conditions hereof and of any of the other Loan Documents (hereinafter defined), Mortgagor does MORTGAGE AND WARRANT to Mortgagee, subject only to the Permitted Encumbrances (hereinafter defined), real estate owned by Mortgagor situated in the CITY OF ROYAL OAK, COUNTY OF OAKLAND, STATE OF MICHIGAN described more particularly on Exhibit A attached hereto.

         Together with all buildings and improvements now or hereafter existing upon the real estate or any part thereof, and all heretofore or hereafter vacated alleys, streets and sidewalks abutting the real estate and all easements, licenses, rights-of-way and privileges benefitting the real estate or in anywise appertaining thereto, if any, and together with all Fixtures (hereinafter


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defined); and

         Together with all of the rents, profits and leases of the Premises (hereinafter defined) and all of the tenements, hereditaments, and appurtenances thereto belonging or in anywise appertaining and any and all reversions and remainders, and all of the estate, right, title, interest, property, claim and demand whatsoever of Mortgagor in and to the Premises and any part thereof; and

         Mortgagor grants to Mortgagee a security interest in all of the Fixtures, but if the same be deemed to be part of the real estate then Mortgagor mortgages and warrants such Fixtures to Mortgagee. Mortgagor grants to Mortgagee a security interest in the Goods, Accounts and General Intangibles (all hereinafter defined), and all proceeds of the foregoing.

         This Mortgage is given to secure an obligation incurred by the Mortgagor under the Notes, and grants the Mortgagee a first priority on the Royal Oak, Michigan real property described herein.

                                   DEFINITIONS

FOR THE PURPOSE OF THIS MORTGAGE UNLESS THE CONTEXT SHALL OTHERWISE REQUIRE:

         A. "ACCOUNTS" are any right to payment owned by Mortgagor or in which Mortgagor has an interest arising out of ownership, maintenance or use of the Premises and include all rents, profits and income of the Premises (to the extent the same are or may hereafter be subject to the Michigan Uniform Commercial Code) and all accounts receivable which are any part of or arise from such rents, profits and income or which otherwise relate in any way to the Premises.

         B. "ASBESTOS" shall have the meanings provided under the Relevant Environmental Laws, and shall include, but not be limited to, asbestos fibers and friable asbestos, as such terms are defined under the Relevant Environmental Laws.

         C. "EVENT OF DEFAULT" shall have the meaning set forth in paragraph 11.

         D. "FIXTURES" are all goods and equipment which are or may hereafter become fixtures and are located upon or within the Premises or are now or hereafter attached to, or installed in, or used in connection with, any of the Premises or Fixtures, including, but not limited to, any and all partitions, dynamos, screens, awnings, motors, engines, boilers, furnaces,



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pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, heating, ventilating, air-conditioning and air-handling equipment, built-in refrigerated rooms, gas and electric machinery, elevators and elevator equipment, appurtenances and equipment, whether or not permanently affixed to the real estate and all replacements thereof and all proceeds of such Fixtures.


         E. "GENERAL INTANGIBLES" are any and all of the right, title and interest of Mortgagor in and to (i) all insurance policies and the proceeds thereof or claims paid or to be paid thereunder relating in any manner to the Premises or to the rents, profits and income thereof, and any return of premiums, (ii) the rents, profits and income of the Premises to the extent the same are subject to the Michigan Uniform Commercial Code and are not Accounts,
(iii) any awards or settlements of an eminent domain proceeding involving a taking of the Premises or any part thereof or any awards or settlements made in an eminent domain proceeding arising out of any claim of diminution in value of the Premises, (iv) any damage awards or settlements arising out of or connected with any lease or the breach of any lease or any damages to the Premises or to Mortgagor's interest therein, (v) any damages awards or settlements arising out of any act or omission by any insurance company or agency with respect to the Premises or any part thereof, (vi) any and all claims, actions or causes of action relating in any manner to the operation of the Premises, (vii) all refunds on any ad valorem real property taxes or personal property taxes levied upon the Premises, and (viii) chooses in action, including, but not limited to, limited partnership subscription receivables, and Mortgagor's rights to performance under its contracts for architectural, engineering or construction services relating to the Project.

         F. "GOODS" are all items of personal property of every kind, nature and description which are not Fixtures, and which are now or hereafter owned by Mortgagor and are located upon or acquired for use in connection with the Premises and include, but are not limited to, equipment, uninstalled building materials, plans and specifications relating to improvements on the Premises, furniture and furnishings and all household appliances placed upon the Premises by Mortgagor and all replacements thereof or additions of any of the foregoing and all proceeds of such Goods. Goods do not include personal property owned by a tenant of the Premises which may be removed by tenant upon termination of such tenant's lease.

         G. "HAZARDOUS WASTES" shall mean any of the following as defined by the Relevant Environmental Laws: solid wastes; toxic or hazardous substances, wastes, or contaminants (including, but not limited to, polychlorinated biphenyls ("PCB's"), paint containing lead, and urea formaldehyde foam insulation); and discharges of sewage or effluent.

         H. Any reference to "INDEBTEDNESS" means the principal and interest and all other sums evidenced by the Note and all renewals, extensions and modifications thereof, and all other amounts at any time due or to become due under the Loan Documents, and all sums, with interest thereon, advanced to protect the security of this Mortgage, and all other indebtedness and liabilities of Mortgagor or any guarantor to Mortgagee, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced.

         I. "CREDIT AGREEMENT" is the Credit Agreement executed by Mortgagor and Mortgagee contemporaneously herewith.

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         J. "LOAN DOCUMENTS" are the Notes, this Mortgage, the Credit Agreement and any other instrument or agreement now or hereafter executed by Mortgagor in connection with the Indebtedness or as security therefor, and all renewals, extensions, substitutions, and modifications thereof.

         K. "PERMITTED ENCUMBRANCES" are the encumbrances set forth on Exhibit B attached hereto.

         L. Any reference to "PREMISES" shall be deemed to apply without limitation to all of the above described real estate, and to all buildings and improvements now or hereafter located thereon, and to all heretofore or hereafter vacated alleys, streets and sidewalks, easements, licenses, privileges, right-of-ways, reversions, remainders and all rights, titles, interests, property, claims and demands of Mortgagor therein and to the rents, profits, income and leases of the Premises and to the Fixtures and all the Goods now or hereafter located thereon.

         N. "RELEVANT ENVIRONMENTAL LAWS" shall mean all applicable federal, state and local laws, rules, regulations, orders, judicial determinations, and decisions or determinations by any judicial, legislative or executive body of any governmental or quasi-governmental entity, whether in the past, the present or the future, with respect to: (A) the installation, existence, or removal of, or exposure to, Asbestos on the Premises; (B) the existence on, discharge from, or removal from the Premises of Hazardous Wastes; and (C) the effects on the environment of the Premises or of any activity now, previously, or hereafter conducted on the Premises. The Relevant Environmental Laws shall include, but not be limited to, the following: (1) the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Sections 9601 et seq.; the Superfund Amendments and Reauthorization Act, Public Law 99-499, 100 Stat. 1613; the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq.; the National Environmental Policy Act, 42 U.S.C. Section 4321; the Safe Drinking Water Act, 42 U.S.C. Sections 300F et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601; the Hazardous Materials Transportation Act, 49 U.S.C.
Section 1801; the Federal Water Pollution Control Act, 33 U.S.C. Sections 1251 et seq.; the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; and the regulations promulgated in connection therewith; (2) Environmental Protection Agency regulations pertaining to Asbestos (including 40 C.F.R. Part 61, Subpart M); Occupational Safety and Health Administration regulations pertaining to Asbestos (including 29 C.F.R. Sections 1910.1001 and 1926.58); as each may now or hereafter be amended; and (3) any state and local laws and regulations pertaining to Hazardous Wastes and/or Asbestos.

MORTGAGOR DOES HEREBY COVENANT AS FOLLOWS:

         1. PAYMENT OF INDEBTEDNESS. Mortgagor shall pay the Indebtedness according to the terms of the Notes, this Mortgage and the other Loan Documents and shall perform all the terms, covenants and conditions hereof and of each of the Loan Documents.

         2. TITLE. At the time of the execution and delivery of this Mortgage, Mortgagor is well and truly seized of the Premises in fee simple, free of all liens, encumbrances and easements whatsoever, whether prior or subordinate hereto, except Permitted Encumbrances.

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         Mortgagor shall forever warrant and defend the Premises against any and all claims whatsoever, including all security interests. Except and to the extent of the Permitted Encumbrances, the lien created hereby is and shall be kept a first lien upon the Premises and the security interests created hereby shall be kept as first security interests in and upon the Fixtures, Goods, Accounts and General Intangibles and every part thereof. Mortgagor shall pay when due all amounts which might become a lien upon the Premises prior to this Mortgage. Mortgagor shall not grant or suffer a security interest in any of the Goods, Fixtures, Accounts or General Intangibles prior to the security interest granted to Mortgagee. Mortgagor specifically agrees that all after-acquired Fixtures and Goods shall be owned by Mortgagor free of all liens, encumbrances, claims of lessors and security interests other than the security interests and liens created by this Mortgage or the Permitted Encumbrances. Mortgagor, upon Mortgagee's request, shall execute all other instruments necessary to confirm or protect the lien of this Mortgage and the security interests granted herein including, without limitation, security agreements, financing statements and renewals thereof.

         3. TAXES. Except as specifically provided to the contrary in the Credit Agreement, Mortgagor shall pay forthwith prior to the imposition of any penalty or interest all taxes and assessments that may be levied upon the Premises and shall promptly deliver to Mortgagee receipts showing payment thereof. Mortgagor shall pay when due all taxes and assessments that may be levied upon or on account of this Mortgage or the Indebtedness secured hereby or upon the interest or estate in the Premises created or represented by this Mortgage, whether levied against Mortgagor or otherwise. If at any time internal revenue stamps are required to be affixed to the Notes or this Mortgage, Mortgagor shall pay for the same with any interest or penalties imposed in connection therewith. In the event that payment by Mortgagor, even if voluntarily made, of any tax referred to in this paragraph would be contrary to public policy or would result in the payment of interest in excess of the rate permitted by law, then Mortgagor shall have no obligation to pay the portion of such tax which would result in the violation of public policy or the payment of such excess interest; provided, however, in any such event, at any time after the enactment of the law providing for such tax, Mortgagee, at its election, may declare the entire principal balance of the Indebtedness secured hereby, together with interest thereon, to be due and payable immediately.

         4. WASTE, ALTERATIONS, COMPLIANCE WITH LAW. Mortgagor shall abstain from and shall not suffer the commission of waste on the Premises and shall keep the same in good repair (reasonable wear and tear excepted) and shall make replacements thereto as and when the same become necessary. Mortgagor shall promptly notify Mortgagee, in writing, of the occurrence of any material loss or damage to the Premises. Mortgagor shall not materially alter the Premises, Fixtures or Goods, or remove the Fixtures or Goods from the Premises, or permit any tenant or other person to do so, without the prior written consent of Mortgagee; provided, however, Mortgagor may replace any Fixtures or Goods which require replacement in the exercise of Mortgagor's business judgment, with Fixtures and Goods of like or better quality than those replaced. Mortgagor shall not replace any Fixtures or Goods in which Mortgagee has been granted a security interest hereby with leased property. Mortgagor shall not permit any portion of the Premises to be used for any unlawful purpose. Mortgagor shall comply in all material respects with all laws, ordinances, regulations and orders of all public authorities having

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jurisdiction thereof and all covenants, conditions and restrictions relating to the Premises or the use, occupancy and maintenance thereof. Mortgagor shall permit Mortgagee at any time, and from time to time, to enter the Premises for the purpose of inspecting the same during normal business hours.

         5.  HAZARDOUS WASTES.

         A. Representations and Warranties. Except as specifically described in the environmental report previously delivered to Mortgagee, the Mortgagor represents, warrants and covenants to the Mortgagee as follows:

                (i) At all times since the vesting of title to the Premises in the Mortgagor and (to the best of Mortgagor's knowledge) at all times prior to the vesting of title to the Premises in the Mortgagor, there are no and have been no violations of the Relevant Environmental Laws respecting the Premises and no consent orders have been entered with respect thereto.

              (ii) At all times since the vesting of title to the Premises in the Mortgagor and (to the best of Mortgagor's knowledge) at all times prior to the vesting of title to the Premises in the Mortgagor, there are no and have been no Hazardous Wastes or Asbestos either at, upon, under or within, or discharged or emitted at or from, the Premises, including, but not limited to, the air, soil, surface, and ground water; no Hazardous Wastes or Asbestos have flowed, blown or otherwise become present at the Premises from neighboring land; and no Hazardous Wastes or Asbestos have been removed from the Premises other than those Hazardous Wastes which are necessary and commercially reasonable for the conduct of the Mortgagor's business operated on the Premises and which Hazardous Wastes have been, at all times prior to the date hereof, and at all times hereafter shall be, handled and disposed of in compliance with all Relevant Environmental Laws and industry standards and in a commercially reasonable manner by the Mortgagor.

              (iii) The Premises will not be used for the purpose of storing Hazardous Wastes, and no such storage or use will otherwise be allowed on the Premises which will cause or increase the likelihood of causing the release of Hazardous Wastes onto the Premises. There are no underground storage tanks located on the Premises.

              (iv) The Mortgagor is not aware of any claims or litigation, and has not received any communication from any person (including any governmental authority), concerning the presence or possible presence of Hazardous Wastes or Asbestos at the Premises or concerning any violation or alleged violation of the Relevant Environmental Laws respecting the Premises. The Mortgagor shall promptly notify the Mortgagee of any such claims and shall furnish Mortgagee with a copy of any such communications received by Mortgagor.

              (v) The Mortgagor shall notify Mortgagee promptly and in reasonable detail in the event that the Mortgagor becomes aware of or suspects the presence of Hazardous Wastes (other than those Hazardous Wastes which are necessary and commercially reasonable for the conduct of the Mortgagor's business operated on the Premises and which Hazardous Wastes have been, at all times prior to the date hereof, and at all times

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         hereafter shall be, handled and disposed of in compliance with all
         Relevant Environmental Laws and industry standards and in a commercially reasonable manner by the Mortgagor) or Asbestos or a violation of the Relevant Environmental Laws at the Premises.

              (vi) The Mortgagor shall ensure that the Premises complies and continues to comply in all respects with the Relevant Environmental Laws.

              (vii) If the Premises are used or maintained so as to subject the Mortgagor, the Mortgagee or the user of the Premises to a claim of violation of the Relevant Environmental Laws (unless contested in good faith by appropriate proceedings), the Mortgagor shall immediately cease or cause a cessation of such use or operations and shall remedy and fully cure any conditions arising therefrom, at its own cost and expense.

         B. Mortgagor's Obligations. At its sole cost and expense, the Mortgagor shall:

              (i) Pay when due the cost of compliance with the Relevant Environmental Laws.

              (ii) Keep the Premises free of any lien imposed pursuant to the Relevant Environmental Laws.

         C. Mortgagee's Options. In the event that the Mortgagor fails to comply with the requirements of this paragraph 5., after notice to the Mortgagor and the earlier of the expiration of any applicable cure period hereunder, the expiration of the cure period permitted under the Relevant Environmental Laws, if any, or such earlier time if Mortgagee determines that life, person or property is in jeopardy, Mortgagee may, but shall not be obligated to, exercise its right to do one or more of the following: (i) declare that such failure constitutes an Event of Default under paragraph 11. herein; and/or (ii) take any and all actions, at the Mortgagor's expense, that Mortgagee deems necessary or desirable to cure said failure of compliance.

         All costs incurred pursuant to this paragraph 5. shall become immediately due and payable without notice and with interest thereon at the rate at which interest accrues in the Notes on amounts after the same become due, and the amount thereof, including any such interest, shall, if incurred prior to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, be added to the Indebtedness and shall be secured by this Mortgage.

         D. Indemnity. Mortgagee shall not be liable for and the Mortgagor shall immediately pay to Mortgagee when incurred and shall indemnify, defend and hold Mortgagee harmless from and against, all loss, cost, liability, damage and expense (including, but not limited to, reasonable attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that the Mortgagee may suffer or incur (as holder of this Mortgage, as mortgagee in possession or as successor in interest to the Mortgagor as owner of the Premises by virtue of foreclosure or acceptance of a deed in lieu of foreclosure) as a result of or in connection in any way with any of the Relevant Environmental Laws (including the assertion that any lien existing pursuant to the Relevant Environmental Laws takes priority over the lien of this Mortgage), any environmental assessment or study from time to time undertaken or requested by the Mortgagor or Mortgagee, or breach of any covenant or undertaking by the Mortgagor herein; provided, however, the

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Mortgagor shall have no obligation hereunder to the Mortgagee with respect to indemnified liabilities arising solely from the gross negligence or willful misconduct of the Mortgagee. Any environmental audit conducted at the Mortgagee's request shall not be deemed a waiver or relinquishment of the Mortgagee's right to rely on the covenants, representations, warranties or agreements made herein and in any other Loan Document, or to receive the protection and indemnity outlined above. If at any time during the term of the Loan the Mortgagee reasonably believes that any Relevant Environmental Law has been or is being violated, the Mortgagee shall have the right to cause an environmental audit to be conducted at Mortgagor's sole expense or to require Mortgagor, at Mortgagor's expense, to have an environmental audit done and to furnish evidence satisfactory to the Mortgagee that no such violation has occurred.

         E. Survival. The provisions of this paragraph 5. shall survive the foreclosure of this Mortgage, the delivery of a deed in lieu of foreclosure, and the payment of the Indebtedness.

         6. INSURANCE. Mortgagor shall maintain the insurance required under the Credit Agreement.

         7. ESCROWS FOR TAXES AND INSURANCE. At Mortgagee's request upon the occurrence and during the continuance of an Event of Default, Mortgagor shall pay to Mortgagee monthly, at the times provided in the Notes for payment of principal and/or interest, installments for the purpose of paying taxes, assessments and insurance premiums. The amount of the installments to be paid may change from year to year as taxes, assessments and insurance premiums change. To determine the monthly installment, the amount and due date of each separate tax, assessment and insurance premium are first determined. The amount of the monthly installment is calculated by dividing each separate tax, assessment and insurance premium by twelve (12) and adding the resulting figures. Such computation will provide the total monthly installment. The installments will be so timed as to assure to Mortgagee that it will have sufficient funds to pay each respective tax, assessment or insurance premium one month before the due date. A due date is the first date on which a taxing authority or applicable law states that the payment is due and not the date after which a penalty accrues. In an Event of Default, Mortgagor will deposit with Mortgagee a sufficient sum for each tax, assessment or insurance premium, computed independently as set forth above, which, when added to the installments that come due before the next due date for such tax, assessment or premium, will give Mortgagee sufficient funds to pay the same one month before the due date. All amounts paid to Mortgagee hereunder will be held by Mortgagee as additional security for the Indebtedness and may be commingled by Mortgagee with any other funds. Mortgagor shall not be entitled to receive interest on account of any sums held hereunder. Nothing contained herein shall in any manner limit the obligation of Mortgagor to pay taxes and assessments; provided, however, if no Event of Default has occurred hereunder nor any act occurred which with the giving of notice or passage of time or both would constitute an Event of Default hereunder and provided Mortgagor delivers to Mortgagee at least thirty (30) days before the same become due all invoices, bills and statements respecting the foregoing items, the payments made under this paragraph shall be applied by Mortgagee for the purposes for which they are made. In addition to the escrows for taxes and insurance, Mortgagor shall deposit with Mortgagee, in Mortgagor's account all security deposits relating to the Premises which shall be returned as and when tenants are entitled thereto. Upon and during the continuance of an Event of Default by Mortgagor, Mortgagee may, at its option, but without obligation on its part so to

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

do, apply all amounts held (other than security deposits which shall be held for the purpose intended) toward the payment of taxes, assessments and insurance premiums and/or toward the payment of any amounts payable by Mortgagor to Mortgagee under this Mortgage and/or toward the payment of the Indebtedness or any portion thereof, whether or not the same is then due and payable.

         8. PERFORMANCE BY MORTGAGEE. If an Event of Default shall occur and be continuing with respect to the obligations of Mortgagor in the payment of any taxes or assessments or in making repairs or replacements or in procuring and maintaining insurance and paying the premiums therefor, or in keeping or performing any other covenant, term or condition hereof, Mortgagee may, at its option and without any obligation on its part so to do, pay the taxes and assessments, make such repairs and replacements, effect such insurance, pay the premiums, and perform any other covenant, term or condition of Mortgagor herein. All amounts expended by Mortgagee hereunder shall be secured hereby and shall be due and payable by Mortgagor to Mortgagee forthwith on demand, with interest thereon at the rate at which interest accrues in the Notes on amounts after the same become due.

         9. STATUTORY WASTE. Nonpayment of any taxes or assessments levied or assessed upon the Premises, except to the extent being contested by an appropriate proceedings being diligently pursued by Mortgagor, or nonpayment of any insurance premium upon any insurance policy relating to the Premises, or any part thereof, shall constitute waste, and shall entitle Mortgagee to exercise the remedies afforded by Section 600.2927 of the Michigan Revised Judicature Act of 1961, as now or hereafter amended, and by any other statute or law now or hereafter in effect. Mortgagor hereby consents to the appointment of a receiver should Mortgagee elect such remedy.

         10. PAYMENT OF MORTGAGEE COSTS. In the event that Mortgagee is made a party to any suit or proceedings instituted after the date hereof by reason of the interest of Mortgagee in the Premises, or if Mortgagee is required to arbitrate or negotiate any claim asserted against it by reason of its interest in the Premises, whether or not such claim results in a suit or proceeding, Mortgagor shall reimburse Mortgagee for all costs and expenses, including reasonable attorneys' fees. All amounts incurred by Mortgagee hereunder shall be secured hereby and shall be due and payable by Mortgagor to Mortgagee forthwith on demand, with interest thereon at the rate at which interest accrues on the Notes on amounts after the same become due. Wherever in this Mortgage or in any other Loan Document an obligation is imposed upon Mortgagor to pay the reasonable attorney's fees of Mortgagee, such fees shall be deemed to include all reasonable fees incurred, whether such fees are incurred in consulting an outside or in-house attorney or in a proceeding of any kind and if in a proceeding, whether at the trial or appellate stages.

         11.  DEFAULT AND REMEDIES.

         A. Any Event of Default as defined in the Credit Agreement, shall constitute an Event of Default hereunder.

         B. Mortgagee may at any time after the occurrence and during the continuance of any Events of Default (i) without further notice, declare the Indebtedness, including the then

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

applicable prepayment premium, if any, (acceleration being the same as voluntary prepayment) to be due and payable immediately; (ii) exercise any and all other rights and remedies provided by this Mortgage or the Notes or by any other document, instrument or agreement executed in connection herewith, or by law, including appointment of a receiver to which appointment Mortgagor consents. Mortgagor acknowledges that the commencement of foreclosure proceedings shall be deemed acceleration. Mortgagee shall have the right from time to time to sue for any sums whether interest, damages for failure to pay principal or any installment thereof, taxes, installments of principal, or any other sums required to be paid under the terms of this Mortgage, as the same become due, without regard to whether or not the principal sum secured or any other sums evidenced by the Notes or secured by this Mortgage shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by the Mortgagor existing at the time such earlier action was commenced. Any payment made in accordance with the terms of this Mortgage by any person at any time liable for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage, or by any subsequent owner of the Premises, or by any other person whose interest in the Premises might be prejudiced in the event of a failure to make such payment, or by any stockholder, officer or director of a corporation which at any time may be liable for such payment or may own or have such an interest in the Premises, shall be deemed, as between the Mortgagee and all persons who at any time may be liable as aforesaid or may own the Premises, to have been made on behalf of all such persons.

         C. Any failure by the Mortgagee to insist upon the strict performance by the Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and the Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by the Mortgagor.

         D. Neither the Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the Indebtedness shall be relieved of such obligation by reason of the failure of the Mortgagee to comply with any request of the Mortgagor or of any other person so obligated to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any obligations secured by this Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the Indebtedness, or by reason of any agreement or stipulation between any subsequent owner or owners of the Premises and the Mortgagee extending the time of payment or modifying the terms of the Loan Documents without first having obtained the consent of the Mortgagor or such other person. In the latter event, the Mortgagor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by the Mortgagee.

         E. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien on the Premises, the Mortgagee may release the obligation of anyone at any time liable for any of the Indebtedness or any part of the security held for the Indebtedness and may extend the time of payment or otherwise modify the terms of the Loan Documents without, as to the security or the remainder thereof, in anywise impairing or affecting the lien of this Mortgage or the priority of such lien, as security for the payment of the

Indebtedness as it may be so extended or modified, over any subordinate lien. Mortgagee may resort for the payment of the Indebtedness to any other security therefor held by the Mortgagee in such order and manner as the Mortgagee may elect.

         12. POWER OF SALE. Upon and during the continuance of an Event of Default, power is granted to Mortgagee to sell the Premises or any part thereof at public auction, and to convey same to the purchaser after notice as required by the statutes of the State of Michigan for foreclosure of mortgages by advertisement being Sections 600.3201 et seq., Michigan Compiled Laws, as amended. Upon and during the continuance of an Event of Default, Mortgagee shall have the remedies of a secured party under the Michigan Uniform Commercial Code, including without limitation, the right to notify account debtors and to collect or compromise or sue for collection of all or any Accounts and General Intangibles and Goods by any lawful means. For the purpose of taking possession of the Fixtures and Goods, Mortgagee may enter upon any premises on which the Fixtures and Goods or any part thereof may be situated and hold the Fixtures and Goods upon the Premises (without charge to Mortgagee), or dispose of the Fixtures or Goods on the Premises, or remove the same to such other place or places as Mortgagee shall determine. Upon demand by Mortgagee, Mortgagor shall assemble the Fixtures and Goods and make them available to Mortgagee at the Premises. Any requirement of notice under the Michigan Uniform Commercial Code shall be met if such notice is mailed to Mortgagor, postage prepaid, at least ten (10) days before the event with respect to which notice is required. Mortgagee shall be entitled to recover all expenses incurred by Mortgagee in retaking, holding, preparing for sale, selling and collecting the Fixtures, Goods, Accounts and General Intangibles, together with reasonable attorneys' fees and other expenses incurred by Mortgagee in protecting and enforcing its rights and remedies with respect to the Indebtedness, the Fixtures, Goods, Accounts and General Intangibles.

WARNING - THIS PARAGRAPH 12. CONTAINS A WAIVER OF IMPORTANT LEGAL RIGHTS.

         This Mortgage contains a power of sale which permits the Mortgagee to cause the Premises to be sold in the event of a default. The Mortgagee may elect to cause the Premises to be sold by advertisement rather than pursuant to court action, and Mortgagor hereby voluntarily and knowingly waives any right Mortgagor may have by virtue of any applicable constitutional provision or statute to any notice or court hearing prior to the exercise of the power of sale, except as may be expressly required by the Michigan statute governing foreclosures by advertisement. In addition, Mortgagor, to the extent permitted by law, hereby knowingly and voluntarily waives any right Mortgagor may have to remain in possession of the Premises or to collect any rents or income therefrom during the pendency of any foreclosure proceedings and during any applicable redemption period. Also, paragraph 17. entitles the Mortgagee to require immediate payment of the balance of the Indebtedness in full if the Premises are sold or otherwise transferred without the prior written consent of Mortgagee. By execution of this Mortgage, the Mortgagor represents and acknowledges that the meaning and consequences of this paragraph have been discussed as fully as desired by the Mortgagor with the Mortgagor's legal counsel.

         13. DISTRIBUTION UPON SALE. Upon a foreclosure sale of the Premises or any part thereof, the proceeds of such sale shall, subject to applicable law, be applied in such order as Mortgagee elects:

         (a) To the payment of all costs of the suit or foreclosure, including reasonable attorneys' fees and the cost of title searches and abstracts;

         (b) To the payment of all other expenses of Mortgagee, including all monies expended by Mortgagee and all other amounts payable by Mortgagor to Mortgagee hereunder, with interest thereon;

         (c) To the payment of all other Indebtedness including the interest thereon;

         (d) To the payment of the surplus, if any, to Mortgagor or to whomsoever shall be entitled thereto.

         14. SALE IN PARCELS. Upon any foreclosure sale of the Premises, the same may be sold either as a whole or in parcels, as Mortgagee may elect and, if in parcels, the same may be divided as Mortgagee may elect and, at the election of Mortgagee, may be offered first in parcels, in any manner or order as Mortgagee may elect in its sole discretion, and then as a whole, any law, statutory or otherwise, to the contrary notwithstanding, and Mortgagor hereby waives the right to require any such sale to be made in parcels or the right to select such parcels.

         15. EMINENT DOMAIN. In the event there is a proceeding relating to the Premises or any part thereof under the power of eminent domain, the entire award rendered in such proceeding or any settlement of such proceeding shall be paid to Mortgagee to be applied in accordance with the Credit Agreement.

         16. ASSIGNMENT OF LEASES AND RENTS. A. As additional security for the payment of the Indebtedness and the performance of the covenants, terms and conditions contained herein and in any other Loan Document, Mortgagor does hereby assign, mortgage and warrant to Mortgagee, all rents, income and profits of the Premises and all present and future leases pertaining thereto and all guarantees of the tenant's obligations thereunder, together with the right in the Mortgagee to enforce the leases, to take possession of the Premises and every part thereof, and to collect the rents and profits and to apply the same, as hereinafter provided. Notwithstanding this assignment, until an Event of Default occurs, Mortgagor shall have the right to collect the rents, profit and income of the Premises.

         B. Mortgagor shall not, without the prior written consent of Mortgagee, accept any prepaid rent under any lease of the Premises except for the then current month and security deposits; nor shall Mortgagor enter into any new lease of the Premises or any part thereof except in accordance with a form of lease approved in advance by Mortgagee. Mortgagor shall not take or suffer any actions which would effectuate a merger of a lease with a fee so as to terminate the lessee's obligations. Any act in violation of this paragraph 16. B. shall be void and of no effect.

         C. Mortgagor shall perform all of the obligations of the lessor under all leases of the Premises or any part thereof in accordance with the terms and provisions thereof and shall not suffer or permit any impairment of the security thereof. Mortgagor shall manage the Premises and every part thereof in accordance with sound business practices. Mortgagor shall promptly take such actions as are reasonable and prudent to enforce the lessee's obligations under any lease. Mortgagee shall have no obligations, responsibility or liability of lessor under any lease assigned hereby, and shall have no obligation to account for any security deposit unless the same has been actually deposited with Mortgagee.

         D. Mortgagor shall deliver to Mortgagee within ten (10) days after written request from Mortgagee a statement in writing setting forth the names of the tenants of the Premises, the expiration dates of the leases, and the amounts of rents and any other sums due thereunder, and together therewith shall furnish to Mortgagee copies of all such leases. Mortgagor shall, upon written request, execute and deliver to Mortgagee such other and further documents as may be reasonably appropriate to confirm the assignment of rents, profits, and leases made hereby.

         E. Upon an Event of Default, Mortgagee may, pursuant to the assignment herein contained, and in addition to exercising any and all other rights and remedies provided by this Mortgage or by law, including the appointment of a receiver (to which appointment Mortgagor consents), or by any other Loan Document, with or without foreclosure or entry upon the Premises, demand, collect, sue for, receive, compromise, and compound all rents, income and arrears of rent as may then or thereafter be due and owing from the tenants, occupiers, lessees or assignees of any lessees of the Premises and Mortgagor hereby authorizes and directs the tenants, occupiers, lessees or assignees of any lessees of the Premises to make payment to Mortgagee of rent and any other sums then due and to become due under the leases upon receipt of written demand therefor by Mortgagee, without liability for the determination of Mortgagee's rights thereto. In such event, Mortgagee shall have the power, either directly or through a rental agent selected by Mortgagee, to operate, maintain and repair the Premises, and to amend any lease and to exercise any and all rights of Mortgagor with respect to any lease; and out of the rents and income thus received, after the payment of all costs and expenses of Mortgagee, to retain all sums then or thereafter due hereunder, and also a commission of six percent (6%) upon all such rents and income thus collected as compensation for its services in making such collections. The rights and powers of Mortgagee hereunder shall continue and remain in full force and effect until all amounts due Mortgagee hereunder, including any deficiency resulting from foreclosure sale, are paid in full, and shall continue after commencement of foreclosure and after foreclosure sale and until expiration of any applicable period of redemption, notwithstanding the sale of the Premises to a purchaser other than Mortgagee. Mortgagee shall not be liable to Mortgagor or anyone claiming under or through Mortgagor by reason of anything done or left undone by Mortgagee hereunder, except for damage resulting from willful misconduct of Mortgagee.

         F. Mortgagor covenants, represents and warrants to Mortgagee that Mortgagor has not executed any prior assignment of the leases of the Premises, or of the rents, profits and income of the Premises except to Mortgagee and Mortgagor covenants it will not hereafter execute any such assignment until such time as all Indebtedness secured hereby is fully paid and satisfied.

         G. Mortgagor agrees that no holder of any subordinate lien shall have any right to terminate any lease of any portion of the Premises whether or not such lease is subordinate to this Mortgage.

         17. TRANSFER OF MORTGAGOR'S INTEREST. Except to the extent provided in the Credit Agreement, it shall be an Event of Default hereunder if, without Mortgagee's prior written consent, Mortgagor shall at any time cease to be the holder of the entire record title to and beneficial interest in the Premises or any part thereof, whether by sale or any other means whatsoever, or any lien or encumbrance is placed upon the Premises, even if inferior hereto, or Mortgagor executes any contract of sale or transfers possession of the Premises or any part thereof or assigns the right to receive the Rents.

         18. SECURITY AGREEMENT/FINANCING STATEMENT. This Mortgage is a continuing collateral mortgage, security agreement, fixture filing and financing statement under the Michigan Uniform Commercial Code. This instrument is also to be indexed in the index of fixture filings and financing statements. This instrument covers goods which are or are to become fixtures on the Premises. The names of the debtor and the secured party, the mailing address of the secured party from which information concerning this security interest may be obtained, the mailing address of the debtor and a statement indicating the types, or describing the items, of collateral, are as described herein, in compliance with the requirements of the Michigan Uniform Commercial Code. The Mortgagor's taxpayer identification number is 38-3382174. A copy of this Mortgage may be filed as a financing statement.

         19. CUMULATIVE REMEDIES. Each and every one of the rights, remedies and benefits provided to Mortgagee herein or in any other Loan Document shall be separate, distinct and cumulative and shall not be exclusive of any other of said rights, remedies or benefits, or of any other rights, remedies or benefits allowed by law. Any waiver by Mortgagee of any default shall not constitute a waiver of any similar or other default. No act of the Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

         20. BINDING EFFECT. All of the covenants and conditions hereof shall run with the land and shall be binding upon the successors and assigns of Mortgagor, and shall inure to the benefit of the successors and assigns of Mortgagee. Any reference herein to "Mortgagee" and "Mortgagor" shall include the successors and assigns of each.

         21. SEVERABILITY. The invalidity of any of the covenants, phrases or clauses in this Mortgage shall not affect the remaining portions hereof, and this Mortgage shall be construed as if such invalid covenant, phrase or clause had not been contained herein.

         22. JOINT AND SEVERAL LIABILITY. If Mortgagor consists of more than one party, the term "Mortgagor" shall include all such parties and they shall be jointly and severally liable under any and all obligations, covenants and agreements of the Mortgagor contained herein.

         23. MORTGAGOR'S CERTIFICATE. Mortgagor, upon Mortgagee's request, shall certify, by a writing duly acknowledged, to the Mortgagee or to any proposed assignee of this Mortgage, the amount of the Indebtedness then owing and whether any offsets, counterclaims or defenses exist against the Indebtedness, within ten (10) days after the request is made.

         24. EFFECT OF HEADINGS. The headings of each paragraph are descriptive only and have no legal effect.

         25. COUNTERPARTS. This Mortgage may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.

         26. GOVERNING LAW. This Mortgage shall be governed by and construed and interpreted in accordance with the laws of the State of Michigan.

In the Presence of:                         TALON AUTOMOTIVE GROUP, INC.


                                       By:
------------------------------------      -------------------------------


                                       Its:
------------------------------------       ------------------------------

                                            COMERICA BANK, as Agent under the
                                                Credit Agreement

                                       By:
------------------------------------      -----------------------------------


                                       Its:
------------------------------------       ----------------------------------

STATE OF MICHIGAN    )
                     : ss.
COUNTY OF WAYNE      )


         The foregoing instrument was acknowledged before me this ____ day of April, 1998, by ____________________, the _________________________ of Talon
Automotive Group, Inc., a Michigan corporation, on behalf of said entity.



                                      __________________________________________
                                      Notary Public, Wayne County, Michigan
                                      My Commission Expires: ___________________


STATE OF MICHIGAN    )
                     : ss.
COUNTY OF WAYNE      )


         The foregoing instrument was acknowledged before me this ____ day of April, 1998, by ____________________, a Vice President of Comerica Bank, as Agent under the Credit Agreement, on behalf of said entity.


                                      __________________________________________
                                      Notary Public, Wayne County, Michigan
                                      My Commission Expires: ___________________



Drafted by and when recorded return to:
Kristin A. Hermann, Esq.
Miller, Canfield, Paddock and Stone
150 West Jefferson, Suite 2500
Detroit, Michigan  48226

                                    EXHIBIT A
                                LEGAL DESCRIPTION


PARCEL I:

Part of the Northwest 1/4 of Section 5, Town 1 North, Range 11 East, more particularly described as, beginning at a point in the East and West 1/4 line of
Section 5, distant North 88 degrees 37 minutes 30 seconds East 180 feet from the West 1/4 corner of Section 5; thence North 88 degrees 37 minutes 30 seconds East
513.81 feet along the East and West 1/4 line of Section 5; thence North 1 degree 28 minutes 40 seconds West 1346.13 feet; thence South 88 degrees 38 minutes 00 seconds West 520.02 feet to a point which is 180 feet East of the West line of
Section 5; thence South 01 degrees 47 minutes 0 seconds East 1346.27 feet parallel to and 180 feet East of the West line of Section 5 to the point of beginning, and except the North 60 feet thereof.

Parcel Identification No. 25-05-153-006

PARCEL II:

Land in the City of Royal Oak, Oakland County, Michigan, described as: Part of the Northwest 1/4 of Section 5, Town 1 North, Range 11 East, described as:
Beginning on the West line of Section 5, South 1 degree 07 minutes East 703.5 feet from the Northwest corner of the Section; thence North 88 degrees 38 minutes East 120 feet; thence South 1 degree 07 minutes East 620.78 feet; thence South 88 degrees 38 minutes West 120 feet to the West line of the section; thence North 1 degree 07 minutes West 620.78 feet to the point of beginning.

Parcel Identification No.  25-05-102-001

PARCEL III:

Part of the Northwest 1/4 of Section 5, beginning on the West line of Section, South 1 degree 07 minutes East 1384.28 feet from the Northwest corner of section, thence North 88 degrees 38 minutes, East 120 feet, South 1 degree 07 minutes East, 616 feet, South 88 degrees 38 minutes West 120 feet to West line of section, North 1 degree 07 minutes West 616 feet to the point of beginning.

Parcel Identification No. 25-05-151-001

                                    EXHIBIT B
                             PERMITTED ENCUMBRANCES

         Those encumbrances listed on Schedule B of Lawyer Title Insurance Coporation Commitment for Title Insurance No. 018268.

         Mortgage dated April 28, 1998, to Michael T.J. Veltri, individually amd as Trustee for the Michael T.J. Veltri Revocable Living Trust u/a/d December 17, 1996.